UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2020

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Totten Pond Road, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Fiscal 2021 Long-Term Incentive Bonus Plan

On May 27, 2020, SeaChange International, Inc. (the “SeaChange”) filed a Current Report on Form 8-K (the “Prior 8-K”) to disclose that the Compensation Committee (the “Committee”) of the Board of Directors of SeaChange established short-term and long-term incentive bonus plans for the fiscal year ending January 31, 2021 (the “Short-Term Plan”, and the “Long-Term Plan”, respectively) for Yossi Aloni, our President and Chief Executive Officer; Michael Prinn, our Chief Financial Officer, Senior Vice President and Treasurer; Marek Kielczewski, our Chief Technology Officer and Senior Vice President; and Chad Hassler, our Chief Commercial Officer and Senior Vice President; each of whom is a named executive officer of SeaChange. This amended Current Report on Form 8-K (the “Amended 8-K”) is being filed because, due to an administrative error, the Prior 8-K incorrectly characterized certain components of the Long-Term Plan, including the metrics used for calculating the number of stock options granted to Mr. Aloni and the exercise price of such stock options, and the metrics used for the calculation of the number of shares underlying the performance stock unit (“PSU”) and restricted stock unit (“RSU”) awards granted to each of Messrs. Prinn, Kielczewski and Hassler.

As described in the Prior 8-K, the following equity incentive awards were granted pursuant to the Long-Term Plan:

•	stock options equal in value to $650,000 to Mr. Aloni;

•	PSUs equal in value to $150,000 and RSUs equal in value to $50,000 to Mr. Prinn;

•	PSUs equal in value to $307,500 and RSUs equal in value to $102,500 to Mr. Kielczewski; and

•	PSUs equal in value to $195,000 and RSUs equal in value to $65,000 to Mr. Hassler.

This Amended 8-K clarifies that the number of shares underlying each award is equal to the value of the award divided by $3.50, and that the exercise price applicable to Mr. Aloni’s stock option award is $3.50. The Committee also wishes to disclose that the Performance Goal (as such term is defined in the Prior 8-K) is $3.50, subject to adjustment for extraordinary, non-recurring items, as determined by the Committee.

All other information contained in the Prior 8-K, including, but not limited to, the description of the Short-Term Plan and the vesting and other material terms of the Long-Term Plan, remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Michael D. Prinn
Michael D. Prinn
Dated: June 5, 2020		Chief Financial Officer, Senior Vice President and Treasurer